SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  March 28, 2000
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                               NOVOSTE CORPORATION
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             (Exact name of registrant as specified in its charter)

             Florida                   0-20727                 59-2787476
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  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)            Identification)

                3890 Steve Reynolds Blvd., Norcross, GA    30093
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               (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (770) 717-0904
                                                           --------------

          (Former name or former address, if changed since last report)

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Item 5. Other Events

      On March 31, 2000, Novoste Corporation (the "Registrant") completed the sale of 1,313,500 shares of its common stock at a price of $35.00 per share to a group of Institutional Investors (the "Investors") which resulted in gross proceeds to the Registrant of approximately $46 million. U.S. Bancorp Piper Jaffray served as the placement agent to the Investors. The sale of shares to the Investors was made pursuant to a securities purchase agreement, dated as of March 28, 2000, between the Registrant and the Investors (the "Purchase Agreement"). The Purchase Agreement also provides for the sale to the Investors of 186,500 shares of common stock by selling shareholders comprised of certain directors and executive officers (or their affiliates) of the Registrant. The sale of shares under the Purchase Agreement is exempt from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation
D. The Purchase Agreement contains customary representations and warranties of the Registrant, the selling shareholders and the Investors.

      Contemporaneously with the execution of the Purchase Agreement, the Registrant and the Investors entered into a registration rights agreement, dated as of March 28, 2000 (the "Registration Rights Agreement"). The Registration Rights Agreement provides, among other things, that the Registrant will file a registration statement covering the resale of the shares sold under the Purchase Agreement within 15 business days from the closing. The Registration Rights Agreement also grants piggyback registration rights to the Investors in the event that the registration statement covering resale of the shares sold under the Purchase Agreement is not effective and the Registrant subsequently files a registration statement for itself, or for the account of others, during the period set forth therein.

      A copy of the press release announcing the completion of the sale is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)

      Exhibit 4.20 Registration Rights Agreement dated as of March 28, 2000 by and among Novoste Corporation and the investors listed on the signature pages thereto.

      Exhibit 10.27 Securities Purchase Agreement dated as of March 28, 2000 by and among Novoste Corporation and the investors listed on the signature pages thereto.

      Exhibit 99.1    Press Release dated April 4, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2000

                                                  NOVOSTE CORPORATION
                                                   (Registrant)

                                          By:     /S/ WILLIAM A. HAWKINS
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                                                  William A. Hawkins
                                                  Chief Executive Officer